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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2000

                                  E-MEDSOFT.COM
             (Exact name of registrant as specified in its charter)

NEVADA                                                        84-1037630
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                           identification number)

                         COMMISSION FILE NUMBER: 1-15587

                              200 BRICKSTONE SQUARE
                                    SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500

                      1330 MARSH LANDING PARKWAY, SUITE 106
                           JACKSONVILLE, FLORIDA 32250
          (Former name or former address, if changed since last report)

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                              INCLUDED INFORMATION

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

On November 28, 2001, e-MedSoft.com, doing business as Med Diversified ("Med Diversified"), issued a press release announcing the results of its tender offer ("Offer") for all of the shares of Tender Loving Care Health Care Services, Inc. ("TLC"). The Offer expired at 12:00 midnight New York City time, on Tuesday, November 27, 2001. A copy of the press release issued by Med Diversified on November 28, 2001 providing the initial results of the Offer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Based on information provided by The Bank of New York, the depositary for the Offer, as of December 12, 2001, 10,383,077 shares ("Shares") or approximately 87.8% of the outstanding shares of TLC have been tendered and cancelled by American Stock Transfer, TLC's transfer agent. Each validly tendered share has received or will receive $1.00 per share.

Pursuant to the merger agreement among Med Diversified, TLC Acq. Corporation, a wholly owned subsidiary of Med Diversified ("Purchaser") and TLC, dated as of October 18, 2001 ("Merger Agreement"), because Purchaser has acquired greater than 75% of the outstanding shares, Purchaser expects to exercise its option to acquire from TLC an additional 2,800,000 shares of common stock of TLC at and exercise price of $1.00 per share ("Top-Up Option Shares") on or about December 17, 2001. A copy of the Top-Up Exercise Notice is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Top-Up Option Shares, when added to the Shares previously acquired, will give Purchaser 13,183,077 or approximately 90.17% of the total outstanding shares of TLC.

Further pursuant to the Merger Agreement, Med Diversified intends to merge Purchaser with and into TLC ("Merger"), to become effective as soon as practicable. In connection with the Merger, each share of TLC stock owned by Med Diversified or Purchaser, or any wholly owned subsidiary of Parent or TLC, or held in treasury by TLC, will be canceled and retired, and all other shares of TLC stock issued and outstanding immediately prior to the effective time of the Merger will be canceled and converted automatically into the right to receive $1.00 in cash per share, subject to any appraisal rights. Upon completion of the Merger, TLC will deregister its common stock and will no longer be publicly traded.

ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

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ITEM 5:  OTHER EVENTS

         Not Applicable

ITEM 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The financial statements of Chartwell Diversified Services Inc. will be filed by amendment on or before February 11, 2002.

         (b) Pro Forma Financial Information. Pro forma financial information will be filed by amendment on or before February 11, 2002.

         (c)  Exhibits

EXHIBIT           DESCRIPTION                                        LOCATION
Exhibit 99.1      Press Release, issued on November 28, 2001,        Filed herewith electronically
                  By Med Diversified

Exhibit 99.2      Notice of Exercise of "Top-Up" Option              Filed herewith electronically



ITEM 8:  CHANGE IN FISCAL YEAR

         Not Applicable

ITEM 9:  REGULATION FD DISCLOSURE

         Not Applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  e-MedSoft.com
                                  Registrant


                                  By: /s/ Frank P. Magliochetti
                                      -----------------------------------------
                                      Frank P. Magliochetti, CEO

Date: December 13, 2001


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